Corindus Vascular Robotics 8-K

Exhibit 99.1

Precision Vascular Robotics Corindus Vascular Robotics (CVRS) September 2018

Forward Looking Statements This presentation contains “forward - looking statements” (as such term is defined in Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended), and information relating to the company, that are based on the current beliefs of, and assumptions made by our management and the information currently available to our management . Forward - looking statements relate to expectations concerning matters that are not historical facts . Words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict," "opinion," "will" and similar expressions and their variants, are intended to identify forward - looking statements . These forward - looking statements include, but are not limited to statements related to our expected business, products and adoption of robotic medical procedures, including AI/automation, telestenting and remote procedures, and expanding our technology platform for use in the neurovascular market, results of operations, future financial condition, ability to increase our revenues, and similar matters . These forward - looking statements should be considered in light of various important factors, including, without limitation, our ability to expand our technology platform and achieve the advances necessary for telestenting and remote procedures, including in humans ; our ability to expand our technology platform for use in other segments of the vascular intervention market, including neurointerventional and other more complex cardiac interventions, obtaining necessary regulatory approvals for the use on humans and marketing of our products in the United States and in other countries, the rate of adoption of our CorPath System and the rate of use of our cassettes ; risks associated with market acceptance, including pricing and reimbursement ; our ability to enforce our intellectual property rights ; our need for additional funds to support our operations ; our ability to manage expenses and cash flow ; factors relating to engineering, regulatory, manufacturing, sales and customer service challenges ; potential safety and regulatory issues that could slow or suspend our sales ; the effect of credit, financial and economic conditions on capital spending by our potential customers ; the impact of global and regional economic and credit market conditions on health care spending ; health care reform legislation in the United States and its impact on hospital spending, reimbursement and fees which will be levied on certain medical device revenues, decreases in hospital admissions and actions by payers to limit or manage surgical procedures timing and success of product development and market acceptance of developed products, procedure counts ; regulatory approvals, clearances and restrictions ; guidelines and recommendations in the health care and patient communities, intellectual property positions and litigation, competition in the medical device industry and in the specific markets of surgery in which we operate, the inability to meet demand for products, the results of legal proceedings to which we are or may become a party, product liability and other litigation claims, adverse publicity regarding our company and safety of our products and the adequacy of training ; our ability to expand in foreign markets ; and other risk factors . Readers are cautioned not to place undue reliance on these forward - looking statements, which are based on current expectation and are subject to risks, uncertainties ; and assumptions that are difficult to predict, including those risk factors described in the Company’s Annual Report on Form 10 - K for the fiscal year ended on December 31 , 2017 . Our actual results may differ materially and adversely from those expressed in any forward - looking statements . We undertake no obligation to publicly update or release any revisions to these forward - looking statements except as required by law . 2

3 Corindus: An Overview FDA Clears CorPath GRX 2 nd generation technology for use in PCI Company Goes Public trading on NYSE as CVRS FDA Clears CorPath 200 for use in PCI Mayo Telestenting Partnership established to explore remote treatment FDA Clears 1 st Automated Robotic Move (RoR) first step towards full procedural automation 2012 2014 Q4 2016 2017 2018 2018 2018 Record Robots Placed in 2017 28 systems placed in first year of GRX commercialization PMDA Approval in Japan commercializing with distributor (JMC) 0 50 100 150 2017 2018 YTD Total Physicians Trained w/ Second Generation GRX Room to Grow: YTD <1% of potential target physician population trained on GRX Commercialization of CorPath GRX in 2017 was a Key Inflection Point, Accelerating Physician Adoption A Global Leader in Robotic - assisted Vascular Interventions 2018 FDA Clears CorPath GRX for use in PVI

Corindus' Robotic Technology

Corindus Vascular Robotics

Potential to be First Disruptive Treatment Option in Vascular Medicine in 40+ years

PCI
- CorPath GRX cleared in late 2016
- Launched in 2017
- ~2,000 robotic CorPath GRX cassettes sold globally

PERIPHERAL
- CorPath GRX cleared in 2018

NEURO[1]
- Ongoing clinical trials
- Steering committee established in 2018
- Potential disruptor to stroke therapy

Evolution of Robot Capabilities

Corindus' Goal is to be the First Robotics System for All Major Vascular Markets

1 CorPath Systems are not indicated for use in neuro interventions.

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Adding Value in PCI & Peripheral Across Key Stakeholders

Corindus Vascular Robotics

Paradigm Shift in Place Will Drive Adoption



Hospital

- Grow Patient Volume – 1/mo.
- Safe Work Environment
- Patient Satisfaction
- Telerobotics Expansion

Patient

- Less Radiation Exposure[1]
- More Precise Treatment[2]
- Faster & More Comfortable Recovery
- Treated Locally

Physician

- Reduces Burnout
- Extends Career
- Attracts Physician Talent
- Extends Physician Reach

1 Smilowitz N, et al. Robotic-Enhanced PCI Compared to the Traditional Manual Approach. J Invasive Cardiol. 2014;26(7):318-321.
2 Campbell PT, et al. The Impact of Precise Robotic Lesion Length Measurement on Stent Length Selection: Ramification for stent savings. Cardiovasc Revasc Med. 2015 pii S1553-8389.

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Substantial Market Opportunity

Corindus Vascular Robotics

Targeting Subsets Where Technology Platform Adds Value

PCI

3+ M Procedures WW[1]

(~900K US / ~2.2M OUS)



US
~900K
India
~600K
Japan
~260K

Target Market: US (Complex) / OUS (Simple / Complex)

PERIPHERAL

Over 2+ M Procedures WW[1]

(~875K US / ~1.3M OUS)



11%
CLI
(BTK)[2]

Target Market: CLI (BTK)

NEURO

~900K Stroke Incidence US[3]



Increase Treated Patients
Treated
4%
~33%
Increase Salvageable Patients

Target Market: Expand TAM with remote access

1 Millennium Research Group. Reduced OUS market size to reflect target markets only.
2 Decision Resources Group
3 Company estimates based on third party report

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Robotics Integrates Into High Tech Care Models 7 Allow Procedures to be Performed Devices Robotics Imaging Artificial Intelligence Navigation Remote

Procedural Automation 8 • High percentage of procedure time is dedicated to wire manipulation • Varying skill levels among operators • Create algorithms based on techniques of highly skilled operators • Reduced procedure time may positively impact patient outcomes Problem Strategy New automated movements aimed at reducing navigation time, increasing success of lesion crossing Continued development of technIQ™ Series Madder, R. et al. Impact of a Novel Advanced Robotic Wiring Algorithm on Time to Wire a Coronary Artery Bifurcation in a Porc ine Model. Journal of the American College of Cardiology Oct 2017, 70 (18 Supplement) B223; DOI: 10.1016/j.jacc.2017.09.712

Addressing Unmet Needs

Realizing remote capabilities

Problem

- Access to treatment in remote/rural locations
- Aging patient population
- Shortage of skilled specialists
- **Emergent procedures:** Time to treatment is critical

Strategy

- Increase access to care & reduce time to treatment
- Expand capable facility footprint
- Enable tele-proctoring

Key Accomplishments

- Initiated preclinical studies with the Mayo Clinic
- Rapid technology development & end user testing
- Remote porcine test case from 100+ miles away


Spectrum Healthcare Ludington
Calvin College Grand Rapids



Dr. Ryan Madder conducting first successful telestent procedure in porcine model from Ludington, MI

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Neurovascular Steering Committee / Milestones

Corindus Vascular Robotics

Product Optimization for Remote Stroke Underway

CMO, Neuro



Aquilla S. Turk, D.O.
Medical University of South Carolina

Steering Committee



Ricardo A. Hanel, M.D. PhD
Baptist Health System



Tudor G. Jovin, M.D.
University of Pittsburgh Medical Center



J. Mocco, M.D.
Mt. Sinai Hospital



Raul G. Nogueria, M.D.
Grady Memorial Hospital



Vitor Mendes Pereria, M.D.
Toronto Western Hospital



Adnan Siddiqui, M.D.
Toshiba Stroke & Vascular Research Center



Satoshi Tateshima, M.D.
Ronald Reagan UCLA Medical Center



Raymond D. Turner, M.D.
Medical University of South Carolina

2018

- ✓ KOL Neuro Summit
- ✓ Steering Committee Formed
- ✓ Multiple Neuro Animal Lab Studies
- CorPath GRX FDA Submission[1]

2019

- GRX Neuro Product Launch[1]
- Neuroendovascular Remote Robotic Development[1]

1 Expected timing

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Stroke: A Serious and Costly Problem 11 • Stroke ranks the #5 cause of death in the US (accounts for 1 in 19 deaths) 1 • > 7 million stroke survivors, two - thirds of which live with a moderate - to - severe disability 1 • Each passing minute during stroke results in the loss of ~2 million neurons . Each passing second ages a patient by 9 hours 1 1 American Heart Association. Heart Disease and Stroke Statistics 2012 Update At - a - Glance

Remote Access Capabilities May Significantly Increase TAM


US Incidence[1]
~900K Stroke
Ischemic Stroke
~775K
Large Vessel Occlusion
~335K
Salvageable Tissue
~160K
Patients Treated
~35K
Opportunity to increase patients treated with remote access and expand market further with next generation robot

- **Time to treatment is key in the stroke market**
- Current treatment paradigm **requires treatment within a 24 hour window**
- Lack of **proximity to facilities and limited number of specialists** leads to a meaningful % of patients not being treated

CVRS' Remote Access Capabilities has Opportunity to Significantly Expand Treatable Patients: TIME IS BRAIN

1 Company estimates based on third party report.

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9 16 23 33 37 41 0 5 10 15 20 25 30 35 40 45 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Financials Snapshot 13 Revenue $ 0.8 M $ 2.3 M $ 2.4 M $ 4.2 M $ 1.5 M $ 1.7 M 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 ~Cash balance of $34.3M, Debt of $11.6M, 188.9M shares outstanding and 1M preferred (convertible to 20.2M common shares) as of June 30, 2018 GRX Installed Base Sites that upgraded from a CorPath 200 to a CorPath GRX have, on average, nearly doubled the percentage of PCI procedures performed robotically 284 303 370 455 353 390 0 50 100 150 200 250 300 350 400 450 500 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Cassette Sales

Clinical Catalysts: Next 12 - 24 Months 14 Key Expected Milestones for Clinical Development Remote • Live remote PCI at TCT 2018 • First - in - human completed by year - end 2018 in India • Planned US clinical trials Neuro • FDA submission for neuro indication by year - end 2018 or early 2019 • Partnership for commercialization and co - development • FDA clearance and launch of CorPath GRX for neuro in first half 2019

Corindus Summary / Key Investment Thesis 15 • Significant progress in technology development and clinical expansion is creating a burning platform for hospitals to build a robotic program • AI / automation and remote access have the potential to add significant value to hospitals, patients, and doctors in the interventionalist market • Remote capabilities have the ability to increase TAM of the stroke market with opportunity to further expand the addressable market post launch of the next generation robot • Strong intellectual property portfolio / first mover advantage Corindus is a Leading Vascular Robotics Company with Opportunities in Coronary, Peripheral, and Neurovascular Markets